UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Coretag Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56293	35-2515740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7325 Oswego Road

Liverpool, NY 13090

(Address of principal executive offices, including zip code)

(315) 451-7515
(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 CORETAG HOLDINGS, INC.

Form 8-K

Current Report

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

 Name Change, Reverse Stock Split and Symbol Change.

On April 9, 2024, the Financial Industry Regulatory Authority (“FINRA”) announced the effectiveness of a change in the Company's name from “Nine Alliance Science & Technology Group” to “Coretag, Inc.” (the “Name Change”), a change in the Company's ticker symbol from “JMKJ” to the new trading symbol which is yet to be determined (the “Symbol Change”), and a 2,500-to-1 Reverse Stock Split of the issued and outstanding shares of common stock (“Reverse Split”, collectively with Name Change and Symbol Change the “Corporate Actions”). The Name Change and Reverse Split became effective at the open of market on April 10, 2024 (“Effective Date”).

As a result of the Reverse Stock Split, every two thousand five hundred (2,500) shares of the issued and outstanding common stock of the Company will be converted into one (1) share of common stock. All fractional shares created by the Reverse Stock Split will be rounded up to the nearest whole share. Each shareholder will receive at least one share.

 A “D” will be appended as the ticker symbol’s fifth character for 20 business days after the Effective Date, after which the new ticker symbol will be announced.

No action is required from current shareholders in relation to the Corporate Actions.  In connection with the Corporate Actions, the Company’s CUSIP has also changed to 65444P200.

The Corporate Actions were approved by the Company’s Board of Directors on June 2, 2023 and were approved by the Company’s shareholders holding approximately 97.78% of outstanding common stock on June 2, 2023.

On June 2, 2023, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to our Articles of Incorporation to change our corporate name and on May 31, 2023 filed a Certificate of Change to reflect the Reverse Split (See Exhibit 3.1 and 3.3). On May 31, 2023 an amendment to our articles of incorporation was filed inadvertently reflecting an incorrect name change, which was corrected on June 2, 2023 (See Exhibit 3.2). A copy of the Certificates of Amendment are attached hereto as Exhibits 3.1, 3.2, and 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
3.1	Certificate of Amendment dated June 2, 2023
3.2	Certificate of Amendment dated May 31, 2023
3.3	Certificate of Change dated May 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2024

CORETAG HOLDINGS, INC.

By: /s/ Joseph Passalaqua
Joseph Passalaqua
President & CEO